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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): February 26, 2001



                       WORLD WIRELESS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)


        333-38567                                         87-0549700
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(Commission File Number)                    (I.R.S. Employer Identification No.)


      5670 Greenwood Plaza Boulevard, Suite 340, Englewood, Colorado 80111
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                     (Address of principal executive office)


                                  303-221-1944
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              (Registrant's telephone number, including area code)



Item 1.   Change in Control of Registrant

          None.

Item 2.   Acquisition or Disposition of Assets

          None.

Item 3.   Bankruptcy or Receivership

          None.

Item 4.   Change in Registrant's Certifying Accountant

            None.



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Item 5.   Other Events

          On February 22, 2001, The Pinnacle Fund, L.P., Barry M. Kitt, and Tom and Denise Hunse filed a lawsuit against the Registrant in the Third Judicial District Court of Salt Lake County, Utah with respect to the purchase of a total of 230,000 shares of common stock of the Registrant at $3.00 per share in a private placement transaction in February, 2000. The plaintiffs seek rescission of the transaction and/or damages, including treble damages, which they allege arises out of the Registrant's failure to file a Registration Statement on or before December 31, 2000. The Registrant believes that it has meritorious defenses to such action and intends to prosecute its defense of the action vigorously, but there can be no assurance as to the outcome thereof.

Item 6.   Registration of Registrant's Directors

          None.

Item 7.   Financial Statements and Exhibits

          None.

Item 8.   Changes in Fiscal Year

          None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                          WORLD WIRELESS COMMUNICATIONS, INC.


                                          By: /S/  David D. Singer
                                          ------------------------
                                          David D. Singer, President